ASG Global Alternatives Fund

Supplement dated June 29, 2012 to the Natixis Alternative Funds Statement of Additional Information

(the “SAI”) dated May 1, 2012, as may be revised or supplemented from time to time.

Effective July 1, 2012, AlphaSimplex Group, LLC (“AlphaSimplex”) has added a breakpoint in the ASG Global Alternatives Fund’s (the “Global Alternatives Fund”) advisory fee at 1.10% for average daily net assets above $2 billion. Accordingly, the first table in the sub-section “Advisory Fees” within the section “Fund Charges and Expenses” is revised as follows with regard to the Global Alternatives Fund:

Fund	Advisory fee payable by Fund to AlphaSimplex* (as a % of average daily net assets of the Fund)
Global Alternatives Fund	1.15% of the first $2 billion 1.10% of amounts in excess of $2 billion

*	Average daily net assets exclude the average daily net assets of each Fund’s wholly-owned subsidiary.